Exhibit 10.3

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

THIS AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of October 30, 2026 (the “Effective Date”), is made and entered into by and among Nuclea Energy Holding Inc., a corporation existing under the Canada Business Corporations Act (formerly known as NorthStrive Acquisition Corp I., a Cayman Islands exempted company, prior to the SPAC Continuance (as defined in the Business Combination Agreement), the “Company”), NorthStrive Sponsor I LLC, a Delaware limited liability company (the “Sponsor”), Panthers Capital Management LLC (“Panthers”), and the other parties listed on the signature pages hereto and on Schedule A hereto (each such party, together with the Sponsor, Panthers, and any person or entity who hereafter becomes a party to this Agreement pursuant to Section 5.2 of this Agreement, a “Holder” and collectively the “Holders”), and amends, restates and supersedes in its entirety that certain Registration Rights Agreement, dated as of August 17, 2026, by and among NorthStrive Acquisition Corp I., the Sponsor and the other holders party thereto (the “Prior Agreement”). Definitions used herein but not hereafter defined shall have the meaning set forth in the Business Combination Agreement.

RECITALS

WHEREAS, the Company, Nuclea Energy Inc. (prior to the Amalgamation, the “Target”) and 1614485 B.C. Ltd., entered into that certain Business Combination Agreement, dated as of October 30, 2026 (as it may be amended, modified or supplemented from time to time, the “Business Combination Agreement”), pursuant to which, among other things, (i) the Company completed the SPAC Continuance and was renamed “Nuclea Energy Holding Inc.” and (ii) the Target amalgamated with 1614485 B.C. Ltd. (the “Amalgamation”), with the resulting entity becoming a wholly-owned subsidiary of the Company (the transactions contemplated by the Business Combination Agreement, collectively, the “Business Combination”);

WHEREAS, in connection with the Business Combination and pursuant to the terms of the Business Combination Agreement, (i) at the Closing, each then-outstanding SPAC Class B Share (the “Founder Shares”) was cancelled in exchange for the right to receive one SPAC Class A Share, (ii) the Company issued SPAC Class A Shares to the former shareholders of the Target as Amalgamation Consideration Shares, (iii) the Company Debentures issued in connection with the Bridge Financing automatically converted into Company Shares and, upon consummation of the Amalgamation, were exchanged for SPAC Class A Shares (the “Debenture Exchange Shares”), and (iv) the Company caused the Advisor Shares to be issued to Panthers;

WHEREAS, on August 17, 2026, the Company and the Sponsor entered into that certain Private Placement Units Purchase Agreement, pursuant to which the Sponsor purchased an aggregate of 231,750 private placement units (the “Private Placement Units”), each Private Placement Unit consisting of one Class A Ordinary Share, one warrant exercisable to purchase one Class A Ordinary Share at $11.50 per share (the “Private Placement Warrants”) and one right to receive one quarter (¼) of a Class A Ordinary Share (the “Private Placement Rights”, together with the Class A Ordinary Shares comprising the Private Placement Units and the Class A Ordinary Shares issuable upon exercise of the Private Placement Warrants and Private Placement Rights, the “Private Placement Shares”);

WHEREAS, in order to finance transaction costs in connection with an intended initial business combination, the Sponsor or an affiliate of the Sponsor or certain of the Company’s officers and directors may loan to the Company funds as the Company may require, of which up to a certain dollar amount of such loans may be convertible into units (“Working Capital Units”) at a price of $10.00 per unit at the option of the lender, with each Working Capital Unit consisting of one Class A Ordinary Share, one redeemable warrant exercisable to purchase one Class A Ordinary Share at $11.50 per share (the “Working Capital Warrants”) and one right to receive one quarter (¼) of a Class A Ordinary Share (the “Working Capital Rights”, together with the Class A Ordinary Shares comprising the Working Capital Units and the Class A Ordinary Shares issuable upon exercise of the Working Capital Warrants and Working Capital Rights, the “Working Capital Shares”);

WHEREAS, on August 17, 2026, the Company and D. Boral Capital LLC entered into that certain Underwriting Agreement, as amended on October 8, 2026, pursuant to which the Company agreed to issue to D. Boral Capital LLC 1,000,000 Class A Ordinary Shares (whether or not any applicable over-allotment option is exercised in full) in consideration for its services in connection with the registered offering (the “Offering”) of the units of the Company (the “Representative Shares”); and

WHEREAS, concurrently with the execution of this Agreement, each of the Sponsor, the Lock-up SPAC Shareholders and the Lock-up Company Shareholders (each as defined in the Business Combination Agreement) is entering into a lock-up agreement with the Company in substantially the form attached as Exhibit D to the Business Combination Agreement (each, a “Lock-up Agreement”) pursuant to which the applicable Lock-up Shares (as defined in the applicable Lock-up Agreement) are subject to transfer restrictions ending on the date that is 180 days after the Effective Date, subject to the early-release provisions set forth therein; and

WHEREAS, the Company, the Sponsor and the other parties to the Prior Agreement desire to amend and restate the Prior Agreement in its entirety on the terms set forth herein, and the Company desires to grant certain registration rights to the other Holders joining as parties hereto, in each case with respect to certain securities of the Company as set forth in this Agreement.

NOW, THEREFORE, in consideration of the representations, covenants and agreements contained herein, and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I
DEFINITIONS

1.1 Definitions. The terms defined in this Article I shall, for all purposes of this Agreement, have the respective meanings set forth below:

“Advisor Shares” shall have the meaning given to such term in the Business Combination Agreement.

“Adverse Disclosure” shall mean any public disclosure of material non-public information, which disclosure, in the good faith judgment of the Chief Executive Officer or Principal Financial Officer of the Company, after consultation with counsel to the Company, (i) would be required to be made in any Registration Statement or Prospectus in order for the applicable Registration Statement or Prospectus not to contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein (in the case of any prospectus and any preliminary prospectus, in the light of the circumstances under which they were made) not misleading, (ii) would not be required to be made at such time if the Registration Statement were not being filed, and (iii) the Company has a bona fide business purpose for not making such information public.

“Agreement” shall have the meaning given in the Preamble.

“Amalgamation Consideration Shares” shall have the meaning given to such term in the Business Combination Agreement.

“Board” shall mean the Board of Directors of the Company.

“Business Combination” shall have the meaning given in the Recitals hereto.

“Business Combination Agreement” shall have the meaning given in the Recitals hereto.

“Business Day” means any day, other than a Saturday or a Sunday, that is neither a legal holiday nor a day on which banking institutions are generally authorized or required by law or regulation to close in the City of New York, New York.

“Commission” shall mean the Securities and Exchange Commission.

“Class A Ordinary Shares” shall have the meaning given in the Recitals hereto.

“Company” shall have the meaning given in the Preamble.

“Debenture Exchange Shares” shall mean the SPAC Class A Shares issued in exchange for Company Shares that were issued upon conversion of Company Debentures (as such terms are defined in the Business Combination Agreement) in connection with the Amalgamation.

“Demand Registration” shall have the meaning given in subsection 2.1.2.

“Demand Registration Requesting Holder” shall have the meaning given in subsection 2.1.2.

“Demanding Holder” shall mean any Holder or group of Holders that (in the case of a group of Holders, together) elects to dispose of Registrable Securities having an aggregate value of at least $10,000,000 (or, if less, all of the Registrable Securities then held by such Holder or group of Holders), at the time of the Underwritten Demand, under a Registration Statement pursuant to an Underwritten Offering.

“Earnout Shares” shall have the meaning given to such term in the Business Combination Agreement.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as it may be amended from time to time.

“Form S-1” shall have the meaning given in subsection 2.1.2.

“Form S-3” shall have the meaning given in subsection 2.3.

“Founder Shares” shall have the meaning given in the Recitals hereto and shall be deemed to include the SPAC Class A Shares issued in exchange for the SPAC Class B Shares at the Closing.

“Holders” shall have the meaning given in the Preamble.

“Insider Letter” shall mean that certain letter agreement, dated as of August 17, 2026, by and among the Company, the Sponsor and each of the Company’s officers, directors and director nominees.

“Lock-up Agreement” shall have the meaning given in the Recitals hereto.

“Maximum Number of Securities” shall have the meaning given in subsection 2.1.5.

“Misstatement” shall mean an untrue statement of a material fact or an omission to state a material fact required to be stated in a Registration Statement or Prospectus, or necessary to make the statements in a Registration Statement or Prospectus (in the case of a Prospectus, in light of the circumstances under which they were made) not misleading.

“Permitted Transferees” shall mean (a) any person or entity to whom a Holder of Registrable Securities is permitted to transfer such Registrable Securities any applicable lock-up agreement, as the case may be, and pursuant to the Insider Letter and any other applicable agreement between such Holder and the Company, in each case for so long as such agreements remain in effect, (b) any affiliate, partner, member, equityholder or family member (or trust or estate planning vehicle) of such Holder, and (c) any transferee thereafter.

“Offering” shall have the meaning given in the Recitals hereto.

“Piggyback Registration” shall have the meaning given in subsection 2.2.1.

“Private Placement Lock-up Period” shall mean, with respect to Private Placement Units that are held by the initial purchasers of such Private Placement Units or their Permitted Transferees and any SPAC Class A Shares comprising the Private Placement Units or issued or issuable upon the exercise of the Private Placement Warrants and that are held by the initial purchasers of the Private Placement Units or their Permitted Transferees, the later of (i) the effective date of the Offering and (ii) the consummation of the Company’s initial Business Combination.

“Private Placement Units” shall have the meaning given in the Recitals hereto.

“Private Placement Warrants” shall have the meaning given in the Recitals hereto.

“Prospectus” shall mean the prospectus included in any Registration Statement, as supplemented by any and all prospectus supplements and as amended by any and all post-effective amendments and including all material incorporated by reference in such prospectus.

“Registrable Security” shall mean (i) the SPAC Class A Shares issued or issuable upon conversion of any Founder Shares, (ii) the Private Placement Shares, including the SPAC Class A Shares comprising the Private Placement Units and any SPAC Class A Shares issued or issuable upon exercise of the Private Placement Warrants or Private Placement Rights, (iii) any Working Capital Units and any SPAC Class A Shares comprising such Working Capital Units or issuable upon exercise of the Working Capital Warrants or Working Capital Rights, (iv) the Representative Shares, (v) the Amalgamation Consideration Shares, (vi) the Debenture Exchange Shares, (vii) the Advisor Shares, (viii) any SPAC Class A Shares issuable upon conversion of the Earnout Shares, (ix) any outstanding SPAC Class A Shares or any other equity security of the Company held by a Holder from time to time, and (x) any other equity security of the Company issued or issuable with respect to any such SPAC Class A Shares by way of a share dividend or share split or in connection with a combination of shares, recapitalization, merger, consolidation, amalgamation or reorganization; provided, however, that, as to any particular Registrable Security, such securities shall cease to be Registrable Securities when: (A) a Registration Statement with respect to the sale of such securities has become effective under the Securities Act and such securities have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement; (B) such securities have been otherwise transferred, new certificates for such securities not bearing a legend restricting further transfer have been delivered by the Company and subsequent public distribution of such securities does not require registration under the Securities Act; (C) such securities have ceased to be outstanding; (D) such securities have been sold without registration pursuant to Rule 144 promulgated under the Securities Act (or any successor rule promulgated by the Commission); or (E) such securities have been sold to, or through, a broker, dealer or underwriter in a public distribution or other public securities transaction.

“Representative Shares” shall have the meaning given in the Recitals hereto.

“Registration” shall mean a registration effected by preparing and filing a registration statement or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.

“Registration Expenses” shall mean the out-of-pocket expenses of a Registration, including, without limitation, the following:

(A) all registration and filing fees (including fees with respect to filings required to be made with the Financial Industry Regulatory Authority, Inc.) and any securities exchange on which the SPAC Class A Shares are then listed;

(B) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel for the Underwriters in connection with blue sky qualifications of Registrable Securities);

(C) printing, messenger, telephone and delivery expenses;

(D) reasonable fees and disbursements of counsel for the Company;

(E) reasonable fees and disbursements of all independent registered public accountants of the Company incurred specifically in connection with such Registration or Underwritten Offering;

(F) the fees and expenses incurred in connection with the listing of any Registrable Securities on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed;

(G) the fees and expenses incurred by the Company in connection with any road show for any Underwritten Offerings; and

(H) reasonable fees and expenses of one (1) legal counsel selected by the majority-in-interest of the Demanding Holders initiating a Demand Registration to be registered for offer and sale in the applicable Registration.

“Registration Statement” shall mean any registration statement that covers the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement.

“Requesting Holder” shall have the meaning given in subsection 2.1.4.

“Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

“Shelf Registration” shall have the meaning given in subsection 2.1.1.

“SPAC Class A Shares” shall have the meaning given to such term in the Business Combination Agreement and, for the avoidance of doubt, from and after the SPAC Continuance means the Class A common shares without par value in the authorized share capital of the Company, including any such shares into which the Class A Ordinary Shares of NorthStrive Acquisition Corp I. (including those comprising the Private Placement Units, the Working Capital Units and the Representative Shares) were continued or exchanged, and any securities into which such shares may hereafter be reclassified, converted or exchanged.

“Sponsor” shall have the meaning given in the Preamble hereto.

“Underwriter” shall mean a securities dealer who purchases any Registrable Securities as principal in an Underwritten Offering and not as part of such dealer’s market-making activities.

“Underwritten Demand” shall have the meaning given in subsection 2.1.4.

“Underwritten Registration” or “Underwritten Offering” shall mean a Registration or offering pursuant to an existing effective Registration Statement in which securities of the Company are sold to an Underwriter in a firm commitment underwriting for distribution to the public.

“Working Capital Shares” shall have the meaning given in the Recitals hereto.

“Working Capital Units” shall have the meaning given in the Recitals hereto.

“Working Capital Rights” shall have the meaning given in the Recitals hereto.

“Working Capital Warrants” shall have the meaning given in the Recitals hereto.

ARTICLE II
REGISTRATIONS

2.1 Shelf Registration and Demand Registration.

2.1.1 Shelf Registration. The Company shall, within thirty (30) days after the Effective Date (the “Filing Deadline”), file with the Commission (at the Company’s sole cost and expense) a Registration Statement on Form S-1 (or, if the Company is then eligible, Form S-3) registering the resale of all Registrable Securities (a “Shelf Registration”), and shall use its reasonable best efforts to cause such Registration Statement to be declared effective by the Commission as promptly as reasonably practicable thereafter, but in any event no later than the earlier of (i) ninety (90) days following the Filing Deadline (or one hundred twenty (120) days following the Filing Deadline if the Commission notifies the Company that it will “review” the Registration Statement) and (ii) the tenth (10th) Business Day after the date the Company is notified by the Commission that the Registration Statement will not be reviewed or is no longer subject to further review and comments. The Company shall use its reasonable best efforts to keep such Shelf Registration continuously effective, and to be supplemented and amended to the extent necessary to ensure that such Shelf Registration is available or, if not available, that another Registration Statement is available, under the rules and regulations of the Commission for the resale of the Registrable Securities, until the earliest of (A) the date on which all Registrable Securities included in such Shelf Registration have been sold, (B) the date on which there are no longer any Registrable Securities outstanding, and (C) the date this Agreement terminates in accordance with Section 5.7. As soon as practicable after the Company is eligible to use a Registration Statement on Form S-3, the Company shall convert the Shelf Registration to a Registration Statement on Form S-3. If at any time a Shelf Registration filed with the Commission pursuant to this subsection 2.1.1 is effective and a Holder provides written notice to the Company that it intends to effect an offering of all or part of the Registrable Securities included on such Shelf Registration, the Company will use its reasonable best efforts to amend or supplement such Shelf Registration as may be necessary in order to enable such offering to take place in accordance with the terms of this Agreement.

2.1.2 Request for Registration. Subject to the provisions of subsection 2.1.5 and Section 2.4 hereof, at any time and from time to time after the Effective Date, to the extent that any Registrable Securities are not registered pursuant to the Shelf Registration (or any successor Registration Statement filed pursuant to subsection 2.1.1), a Demanding Holder may make a written demand for Registration of all or part of their Registrable Securities, which written demand shall describe the amount and type of securities to be included in such Registration and the intended method(s) of distribution thereof (such written demand a “Demand Registration”). The Company shall, within three (3) Business Days of the Company’s receipt of the Demand Registration, notify, in writing, all other Holders of Registrable Securities of such demand, and each Holder of Registrable Securities who thereafter wishes to include all or a portion of such Holder’s Registrable Securities in a Registration pursuant to a Demand Registration (each such Holder that includes all or a portion of such Holder’s Registrable Securities in such Registration, a “Demand Registration Requesting Holder”) shall so notify the Company, in writing, within five (5) Business Days after the receipt by the Holder of the notice from the Company. Upon receipt by the Company of any such written notification from one or more Demand Registration Requesting Holder(s) to the Company, such Demand Registration Requesting Holder(s) shall be entitled to have their Registrable Securities included in a Registration pursuant to a Demand Registration and the Company shall effect, as soon thereafter as practicable, but not more than forty-five (45) days immediately after the Company’s receipt of the Demand Registration, the Registration of all Registrable Securities requested by the Demanding Holders and Demand Registration Requesting Holders pursuant to such Demand Registration. Under no circumstances shall the Company be obligated to effect more than three (3) Registrations in the aggregate pursuant to Demand Registrations under this subsection 2.1.2; provided, however, that a Registration shall not be counted for such purposes unless a Form S-1 or any similar long-form registration statement that may be available at such time (“Form S-1”) has become effective and all of the Registrable Securities requested by the Requesting Holders to be registered on behalf of the Requesting Holders (subject to subsection 2.1.5) in such Form S-1 Registration have been sold, in accordance with Section 3.1 of this Agreement.

2.1.3 Effective Registration. Notwithstanding the provisions of subsection 2.1.2 above or any other part of this Agreement, a Registration pursuant to a Demand Registration shall not count as a Registration unless and until (i) the Registration Statement filed with the Commission with respect to a Registration pursuant to a Demand Registration has been declared effective by the Commission and (ii) the Company has complied with all of its obligations under this Agreement with respect thereto; provided, further, that if, after such Registration Statement has been declared effective, an offering of Registrable Securities in a Registration pursuant to a Demand Registration is subsequently interfered with by any stop order or injunction of the Commission, federal or state court or any other governmental agency the Registration Statement with respect to such Registration shall be deemed not to have been declared effective, unless and until, (i) such stop order or injunction is removed, rescinded or otherwise terminated, and (ii) a majority-in-interest of the Demanding Holders initiating such Demand Registration thereafter affirmatively elect to continue with such Registration and accordingly notify the Company in writing, but in no event later than five (5) days, of such election; provided, further, that the Company shall not be obligated or required to file another Registration Statement until the Registration Statement that has been previously filed with respect to a Registration pursuant to a Demand Registration becomes effective or is subsequently terminated.

2.1.4 Underwritten Offering. Subject to the provisions of subsection 2.1.5 and Section 2.4 hereof, any Demanding Holder may make a written demand for an Underwritten Offering pursuant to a Registration Statement filed with the Commission in accordance with subsection 2.1.1 or subsection 2.1.2 (an “Underwritten Demand”). The Company shall, within three (3) Business Days of the Company’s receipt of the Underwritten Demand, notify, in writing, all other Holders of such demand, and each Holder who thereafter requests to include all or a portion of such Holder’s Registrable Securities in such Underwritten Offering pursuant to such Underwritten Demand (each such Holder that requests to include all or a portion of such Holder’s Registrable Securities in such Underwritten Offering, a “Requesting Holder”) shall so notify the Company, in writing, within two (2) days (one (1) day if such offering is an overnight or bought Underwritten Offering) after the receipt by the Holder of the notice from the Company. Upon receipt by the Company of any such written notification from a Requesting Holder(s), such Requesting Holder(s) shall be entitled to have their Registrable Securities included in such Underwritten Offering pursuant to such Underwritten Demand. All such Holders proposing to distribute their Registrable Securities through such Underwritten Offering under this subsection 2.1.4 shall enter into an underwriting agreement in customary form with the Underwriter(s) selected for such Underwritten Offering by the Demanding Holders initiating such Underwritten Offering. Notwithstanding the foregoing, the Company is not obligated to effect more than (x) two (2) Underwritten Offerings pursuant to this subsection 2.1.4 in any twelve (12) month period or (y) an aggregate of three (3) Underwritten Offerings pursuant to this subsection 2.1.4 demanded by the Sponsor and its Permitted Transferees and an aggregate of three (3) Underwritten Offerings pursuant to this subsection 2.1.4 demanded by the Holders of Amalgamation Consideration Shares and Debenture Exchange Shares and their Permitted Transferees; provided that an Underwritten Offering shall not count against such limits unless the Demanding Holders are able to sell at least 75% of the Registrable Securities requested to be included therein.

2.1.5 Reduction of Underwritten Offering. If the managing Underwriter or Underwriters in an Underwritten Registration pursuant to a Demand Registration, in good faith, advises the Company, the Demanding Holders and the Requesting Holders (if any) in writing that the dollar amount or number of Registrable Securities that the Demanding Holders and the Requesting Holders (if any) desire to sell, taken together with all other SPAC Class A Shares or other equity securities that the Company desires to sell and the SPAC Class A Shares, if any, as to which a Registration has been requested pursuant to separate written contractual piggy-back registration rights held by any other shareholders who desire to sell, exceeds the maximum dollar amount or maximum number of equity securities that can be sold in the Underwritten Offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of such securities, as applicable, the “Maximum Number of Securities”), then the Company shall include in such Underwritten Offering, as follows: (i) first, the Registrable Securities of the Demanding Holders and the Requesting Holders (if any) (pro rata based on the respective number of Registrable Securities that each Demanding Holder and Requesting Holder (if any) holds prior to such Underwritten Registration) that can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), SPAC Class A Shares or other equity securities for the account of other persons or entities that the Company is obligated to register pursuant to separate written contractual arrangements with such persons or entities and that can be sold without exceeding the Maximum Number of Securities; and (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), SPAC Class A Shares or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities.

2.1.6 Demand Registration Withdrawal. A majority-in-interest of the Demanding Holders initiating a Demand Registration or a majority-in-interest of the Requesting Holders (if any), pursuant to a Registration under subsection 2.1.2 shall have the right to withdraw from a Registration pursuant to such Demand Registration for any or no reason whatsoever upon written notification to the Company and the Underwriter or Underwriters (if any) of their intention to withdraw from such Registration prior to the effectiveness of the Registration Statement filed with the Commission with respect to the Registration of their Registrable Securities pursuant to such Demand Registration. Notwithstanding anything to the contrary in this Agreement, the Company shall be responsible for the Registration Expenses incurred in connection with a Registration pursuant to a Demand Registration prior to its withdrawal under this subsection 2.1.6.

2.1.7 Expiration of the Demand Registration Rights for Representative Shares. Any demand registration rights granted pursuant to this Section 2.1 to the holders of Representative Shares shall expire five (5) years from the commencement of the sales of Private Placement Units in the Offering.

2.2 Piggyback Registration.

2.2.1 Piggyback Rights. If, at any time on or after the Effective Date, the Company proposes to file a Registration Statement under the Securities Act with respect to an offering of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into equity securities, for its own account or for the account of shareholders of the Company (or by the Company and by the shareholders of the Company including, without limitation, pursuant to Section 2.1 hereof) or proposes to conduct an Underwritten Offering off of an existing effective Registration Statement, other than a Registration Statement (i) filed in connection with any employee stock option or other benefit plan, (ii) for an exchange offer or offering of securities solely to the Company’s existing shareholders, (iii) for an offering of debt that is convertible into equity securities of the Company or (iv) for a dividend reinvestment plan, then the Company shall give written notice of such proposed filing to all of the Holders of Registrable Securities as soon as practicable but not less than three (3) Business Days before the anticipated filing date of such Registration Statement, which notice shall (A) describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing Underwriter or Underwriters, if any, in such offering, and (B) offer to all of the Holders of Registrable Securities the opportunity to register the sale of such number of Registrable Securities or to otherwise participate in the Underwritten Offering with any Registrable Securities already registered on an effective Registration Statement as such Holders may request in writing within five (5) Business Days after receipt of such written notice (such Registration a “Piggyback Registration”). The Company shall, in good faith, cause such Registrable Securities to be included in such Piggyback Registration or Underwritten Offering and shall use its best efforts to cause the managing Underwriter or Underwriters of a proposed Underwritten Offering to permit the Registrable Securities requested by the Holders pursuant to this subsection 2.2.1 to be included in a Piggyback Registration on the same terms and conditions as any similar securities of the Company included in such Registration and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. All such Holders proposing to distribute their Registrable Securities through an Underwritten Offering under this subsection 2.2.1 shall enter into an underwriting agreement in customary form with the Underwriter(s) selected for such Underwritten Offering by the Company.

2.2.2 Reduction of Piggyback Registration. If the managing Underwriter or Underwriters in an Underwritten Registration that is to be a Piggyback Registration or Underwritten Offering, in good faith, advises the Company and the Holders of Registrable Securities participating in the Piggyback Registration in writing that the dollar amount or number of SPAC Class A Shares that the Company desires to sell, taken together with (i) the SPAC Class A Shares, if any, as to which Registration has been demanded pursuant to separate written contractual arrangements with persons or entities other than the Holders of Registrable Securities hereunder, (ii) the Registrable Securities as to which registration has been requested pursuant to Section 2.2 hereof, and (iii) the SPAC Class A Shares, if any, as to which Registration has been requested pursuant to separate written contractual piggy-back registration rights of other shareholders of the Company, exceeds the Maximum Number of Securities, then:

(a) If the Registration is undertaken for the Company’s account, the Company shall include in any such Registration (A) first, SPAC Class A Shares or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities; and (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Registrable Securities of Holders exercising their rights to register their Registrable Securities pursuant to subsection 2.2.1 hereof and SPAC Class A Shares, if any, as to which Registration has been requested pursuant to written contractual piggy-back registration rights of other shareholders of the Company (pro rata based on the respective number of Registrable Securities that each shareholder holds prior to such Underwritten Registration), which can be sold without exceeding the Maximum Number of Securities;

(b) If the Registration is pursuant to a request by persons or entities other than the Holders of Registrable Securities, then the Company shall include in any such Registration (A) first, SPAC Class A Shares or other equity securities, if any, of such requesting persons or entities, other than the Holders of Registrable Securities, which can be sold without exceeding the Maximum Number of Securities; (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Registrable Securities of Holders exercising their rights to register their Registrable Securities pursuant to subsection 2.2.1 and SPAC Class A Shares or other equity securities for the account of other persons or entities that the Company is obligated to register pursuant to separate written contractual arrangements with such persons or entities (pro rata based on the respective number of Registrable Securities that each shareholder holds prior to such Underwritten Registration), which can be sold without exceeding the Maximum Number of Securities; and (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), SPAC Class A Shares or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities.

2.2.3 Piggyback Registration Withdrawal. Any Holder of Registrable Securities shall have the right to withdraw from a Piggyback Registration or Underwritten Offering for any or no reason whatsoever upon written notification to the Company and the Underwriter or Underwriters (if any) of his, her or its intention to withdraw from such Piggyback Registration prior to the effectiveness of the Registration Statement filed with the Commission with respect to such Piggyback Registration. The Company (whether on its own good faith determination or as the result of a request for withdrawal by persons pursuant to separate written contractual obligations) may withdraw a Registration Statement filed with the Commission in connection with a Piggyback Registration at any time prior to the effectiveness of such Registration Statement. Notwithstanding anything to the contrary in this Agreement, the Company shall be responsible for the Registration Expenses incurred in connection with the Piggyback Registration prior to its withdrawal under this subsection 2.2.3.

2.2.4 Unlimited Piggyback Registration Rights. For purposes of clarity, any Registration effected pursuant to Section 2.2 hereof shall not be counted as a Registration pursuant to a Demand Registration effected under subsection 2.1.2 hereof or any participation in an Underwritten Offering pursuant to Section 2.2 hereof shall not be counted as an Underwritten Offering effected under subsection 2.1.4 hereof.

2.2.5 Expiration of the Piggyback Rights of Representative Shares. Any piggyback rights granted pursuant to this section 2.2 to the holders of Representative Shares shall expire seven (7) years from the commencement of the sales of Private Placement Units in the Offering.

2.3 Registrations on Form S-3. The Holders of Registrable Securities may at any time, and from time to time, request in writing that the Company, pursuant to Rule 415 under the Securities Act (or any successor rule promulgated thereafter by the Commission if so requested), register the resale of any or all of their Registrable Securities on Form S-3 or any similar short form registration statement that may be available at such time (“Form S-3”). Within three (3) Business Days of the Company’s receipt of a written request from a Holder or Holders of Registrable Securities for a Registration on Form S-3, the Company shall promptly give written notice of the proposed Registration on Form S-3 to all other Holders of Registrable Securities, and each Holder of Registrable Securities who thereafter wishes to include all or a portion of such Holder’s Registrable Securities in such Registration on Form S-3 shall so notify the Company, in writing, within ten (10) days after the receipt by the Holder of the notice from the Company. As soon as practicable thereafter, but not more than twelve (12) days after the Company’s initial receipt of such written request for a Registration on Form S-3, the Company shall register all or such portion of such Holder’s Registrable Securities as are specified in such written request, together with all or such portion of Registrable Securities of any other Holder or Holders joining in such request as are specified in the written notification given by such Holder or Holders; provided, however, that the Company shall not be obligated to effect any such Registration pursuant to this Section 2.3 if a Form S-3 is not available for such offering.

Any request for an underwritten offering pursuant to a Form S-3 shall follow the procedures of Section 2.1 (including subsection 2.1.5) but shall not count against the number of long form Demand Registrations that may be made pursuant to subsection 2.1.2.

2.4 Restrictions on Registration Rights. If (i) during the period starting with the date sixty (60) days prior to the Company’s good faith estimate of the date of the filing of, and ending on a date one hundred and twenty (120) days after the effective date of, a Company initiated Registration and provided that the Company has delivered written notice to the Holders prior to receipt of a Demand Registration pursuant to subsection 2.1.2 and it continues to actively employ, in good faith, all reasonable efforts to cause the applicable Registration Statement to become effective; (ii) the Holders have requested an Underwritten Registration and the Company and the Holders are unable to obtain the commitment of underwriters to firmly underwrite the offer; or (iii) in the good faith judgment of the Board such Registration would be seriously detrimental to the Company and the Board concludes as a result that it is essential to defer the filing of such Registration Statement at such time, then in each case the Company shall furnish to such Holders a certificate signed by the Chairman of the Board stating that in the good faith judgment of the Board it would be seriously detrimental to the Company for such Registration Statement to be filed in the near future and that it is therefore essential to defer the filing of such Registration Statement. In such event, the Company shall have the right to defer such filing for a period of not more than thirty (30) days; provided, however, that the Company shall not defer its obligation in this manner more than once in any 12-month period, and any such deferral, together with any delay or suspension under Section 3.4, shall not exceed ninety (90) days in the aggregate in any 12-month period. No deferral under this Section 2.4 shall apply to the initial Shelf Registration required by subsection 2.1.1, and the Company shall not register any securities for its own account or that of any other shareholder during any such deferral period.

ARTICLE III
COMPANY PROCEDURES

3.1 General Procedures. If at any time on or after the date the Company consummates a Business Combination the Company is required to effect the Registration of Registrable Securities, the Company shall use its best efforts to effect such Registration to permit the sale of such Registrable Securities in accordance with the intended plan of distribution thereof, and pursuant thereto the Company shall, as expeditiously as possible:

3.1.1 prepare and file with the Commission as soon as practicable a Registration Statement with respect to such Registrable Securities and use its reasonable best efforts to cause such Registration Statement to become effective and remain effective until all Registrable Securities covered by such Registration Statement have been sold;

3.1.2 prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement, and such supplements to the Prospectus, as may be requested by the Holders or any Underwriter of Registrable Securities or as may be required by the rules, regulations or instructions applicable to the registration form used by the Company or by the Securities Act or rules and regulations thereunder to keep the Registration Statement effective until all Registrable Securities covered by such Registration Statement are sold in accordance with the intended plan of distribution set forth in such Registration Statement or supplement to the Prospectus;

3.1.3 prior to filing a Registration Statement or prospectus, or any amendment or supplement thereto, furnish without charge to the Underwriters, if any, and the Holders of Registrable Securities included in such Registration, and such Holders’ legal counsel, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the Prospectus included in such Registration Statement (including each preliminary Prospectus), and such other documents as the Underwriters and the Holders of Registrable Securities included in such Registration or the legal counsel for any such Holders may request in order to facilitate the disposition of the Registrable Securities owned by such Holders;

3.1.4 prior to any public offering of Registrable Securities, use its best efforts to (i) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as the Holders of Registrable Securities included in such Registration Statement (in light of their intended plan of distribution) may request and (ii) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be necessary or advisable to enable the Holders of Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify or take any action to which it would be subject to general service of process or taxation in any such jurisdiction where it is not then otherwise so subject;

3.1.5 cause all such Registrable Securities to be listed on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed;

3.1.6 provide a transfer agent or warrant agent, as applicable, and registrar for all such Registrable Securities no later than the effective date of such Registration Statement;

3.1.7 advise each seller of such Registrable Securities, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for such purpose and promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

3.1.8 at least five (5) days prior to the filing of any Registration Statement or Prospectus or any amendment or supplement to such Registration Statement or Prospectus or any document that is to be incorporated by reference into such Registration Statement or Prospectus, furnish a copy thereof to each seller of such Registrable Securities or its counsel;

3.1.9 notify the Holders at any time when a Prospectus relating to such Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes a Misstatement, and then to correct such Misstatement as set forth in Section 3.4 hereof;

3.1.10 permit a representative of the Holders, the Underwriters, if any, and any attorney or accountant retained by such Holders or Underwriter to participate, at each such person’s own expense, in the preparation of the Registration Statement, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such representative, Underwriter, attorney or accountant in connection with the Registration; provided, however, that such representatives or Underwriters enter into a confidentiality agreement, in form and substance reasonably satisfactory to the Company, prior to the release or disclosure of any such information;

3.1.11 obtain a “cold comfort” letter from the Company’s independent registered public accountants in the event of an Underwritten Registration, in customary form and covering such matters of the type customarily covered by “cold comfort” letters as the managing Underwriter may reasonably request, and reasonably satisfactory to a majority-in-interest of the participating Holders;

3.1.12 on the date the Registrable Securities are delivered for sale pursuant to such Registration, obtain an opinion, dated such date, of counsel representing the Company for the purposes of such Registration, addressed to the Holders, the placement agent or sales agent, if any, and the Underwriters, if any, covering such legal matters with respect to the Registration in respect of which such opinion is being given as the Holders, placement agent, sales agent, or Underwriter may reasonably request and as are customarily included in such opinions and negative assurance letters, and reasonably satisfactory to a majority in interest of the participating Holders;

3.1.13 in the event of any Underwritten Offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing Underwriter of such offering;

3.1.14 make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months beginning with the first day of the Company’s first full calendar quarter after the effective date of the Registration Statement which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any successor rule promulgated thereafter by the Commission);

3.1.15 if the Registration involves the Registration of Registrable Securities involving gross proceeds in excess of $50,000,000, use its reasonable efforts to make available senior executives of the Company to participate in customary “road show” presentations that may be reasonably requested by the Underwriter in any Underwritten Offering;

3.1.16 otherwise, in good faith, cooperate reasonably with, and take such customary actions as may reasonably be requested by the Holders, in connection with such Registration, including, without limitation, making available senior executives of the Company to participate in any due diligence sessions that may be reasonably requested by the Underwriter in any Underwritten Offering; and

3.1.17 reasonably cooperate with the Holders to facilitate the timely preparation and delivery of certificates and/or book entry notations representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates and/or book entry notations shall be free of all restrictive legends indicating that the Registrable Securities are unregistered or unqualified for resale under the Securities Act, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holder may request in writing. In connection therewith, if required by the Company’s transfer agent and upon receipt of a reasonably requested certificate and/or letter of representation from such Holder, the Company will reasonably promptly, after the effective time of a Registration Statement, cause an opinion of its outside legal counsel as to the effectiveness of such Registration Statement to be delivered to and maintained with its transfer agent, together with any other authorizations, certificates and directions required by the transfer agent, which authorize and direct the transfer agent to issue such Registrable Securities without any such legend.

3.2 Registration Expenses. The Registration Expenses of all Registrations shall be borne by the Company. It is acknowledged by the Holders that the Holders shall bear all incremental selling expenses relating to the sale of Registrable Securities, such as Underwriters’ commissions and discounts, brokerage fees, Underwriter marketing costs and, other than as set forth in the definition of “Registration Expenses,” all reasonable fees and expenses of any legal counsel representing the Holders.

3.3 Requirements for Participation in Underwritten Offerings. No person may participate in any Underwritten Offering for equity securities of the Company pursuant to a Registration initiated by the Company hereunder unless such person (i) agrees to sell such person’s securities on the basis provided in any underwriting arrangements approved by the Company and (ii) completes and executes all customary questionnaires, powers of attorney, indemnities, lock-up agreements, underwriting agreements and other customary documents as may be reasonably required under the terms of such underwriting arrangements.

3.4 Suspension of Sales; Adverse Disclosure. Upon receipt of written notice from the Company that a Registration Statement or Prospectus contains a Misstatement, each of the Holders shall forthwith discontinue disposition of Registrable Securities until he, she or it has received copies of a supplemented or amended Prospectus correcting the Misstatement (it being understood that the Company hereby covenants to prepare and file such supplement or amendment as soon as practicable after the time of such notice), or until he, she or it is advised in writing by the Company that the use of the Prospectus may be resumed. If the filing, initial effectiveness or continued use of a Registration Statement in respect of any Registration at any time would require the Company to make an Adverse Disclosure or would require the inclusion in such Registration Statement of financial statements that are unavailable to the Company for reasons beyond the Company’s control, the Company may, upon giving prompt written notice of such action to the Holders, delay the filing or initial effectiveness of, or suspend use of, such Registration Statement for the shortest period of time, but in no event more than thirty (30) days, determined in good faith by the Company to be necessary for such purpose; provided that the Company shall not exercise such right more than two (2) times, or for more than ninety (90) days in the aggregate (together with any deferral under Section 2.4), in any 12-month period. In the event the Company exercises its rights under the preceding sentence, the Holders agree to suspend, immediately upon their receipt of the notice referred to above, their use of the Prospectus relating to any Registration in connection with any sale or offer to sell Registrable Securities. Any such suspension shall apply equally to all Holders, and the Company shall not be required to disclose the underlying material non-public information to any Holder. The Company shall immediately notify the Holders of the expiration of any period during which it exercised its rights under this Section 3.4.

3.5 Reporting Obligations. As long as any Holder shall own Registrable Securities, the Company, at all times while it shall be a reporting company under the Exchange Act, covenants to file timely (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Sections 13(a) or 15(d) of the Exchange Act and to promptly furnish the Holders with true and complete copies of all such filings. The Company further covenants that it shall take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell SPAC Class A Shares held by such Holder without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act (or any successor rule promulgated thereafter by the Commission), including providing any legal opinions. Upon the request of any Holder, the Company shall deliver to such Holder a written certification of a duly authorized officer as to whether it has complied with such requirements.

3.6 Lock-up Agreements. The parties acknowledge that the registration rights granted to the Holders under this Agreement, and the exercise thereof, are in all respects subject to the applicable transfer restrictions set forth in each Lock-up Agreement; provided that nothing herein shall restrict the Company’s obligation to file and cause to become effective the Shelf Registration within the time periods set forth in subsection 2.1.1 so that it is available upon expiration or release of the applicable lock-up period. No Holder shall sell, offer to sell, pledge or otherwise transfer any Registrable Securities pursuant to any Registration Statement filed under this Agreement in contravention of its Lock-up Agreement. In addition, in the event of any Underwritten Offering hereunder, each Holder participating in such Underwritten Offering agrees to execute customary lock-up agreements as reasonably requested by the managing Underwriter(s), on terms consistent with the lock-up undertakings customary for similar offerings; provided that (i) the duration of any such lock-up shall not exceed 60 days from the date of the applicable prospectus or pricing (as agreed with the managing Underwriter(s)) (ii) such lock-up shall apply only if all directors and executive officers of the Company and all Holders of more than ten percent (10%) of the outstanding Class A Ordinary Shares are subject to substantially similar restrictions, and (iii) any early release or waiver granted to any such person shall apply pro rata to all Holders so bound..

ARTICLE IV
INDEMNIFICATION AND CONTRIBUTION

4.1 Indemnification.

4.1.1 The Company agrees to indemnify, to the extent permitted by law, each Holder of Registrable Securities, its officers and directors and each person who controls such Holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses (including attorneys’ fees) caused by any untrue or alleged untrue statement of material fact contained in any Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such Holder expressly for use therein. The Company shall indemnify the Underwriters, their officers and directors and each person who controls such Underwriters (within the meaning of the Securities Act) to the same extent as provided in the foregoing with respect to the indemnification of the Holder.

4.1.2 In connection with any Registration Statement in which a Holder of Registrable Securities is participating, such Holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such Registration Statement or Prospectus and, to the extent permitted by law, shall indemnify the Company, its directors and officers and agents and each person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses (including without limitation reasonable attorneys’ fees) resulting from any untrue statement of material fact contained in the Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such Holder expressly for use therein; provided, however, that the obligation to indemnify shall be several, not joint and several, among such Holders of Registrable Securities, and the liability of each such Holder of Registrable Securities shall be in proportion to and limited to the net proceeds received by such Holder from the sale of Registrable Securities pursuant to such Registration Statement. The Holders of Registrable Securities shall indemnify the Underwriters, their officers, directors and each person who controls such Underwriters (within the meaning of the Securities Act) to the same extent as provided in the foregoing with respect to indemnification of the Company.

4.1.3 Any person entitled to indemnification herein shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person’s right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) or which settlement does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

4.1.4 The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and shall survive the transfer of securities. The Company and each Holder of Registrable Securities participating in an offering also agrees to make such provisions as are reasonably requested by any indemnified party for contribution to such party in the event the Company’s or such Holder’s indemnification is unavailable for any reason.

4.1.5 If the indemnification provided under Section 4.1 hereof from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities and expenses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities and expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by, or relates to information supplied by, such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action; provided, however, that the liability of any Holder under this subsection 4.1.5 shall be limited to the amount of the net proceeds received by such Holder in such offering giving rise to such liability. The amount paid or payable by a party as a result of the losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in subsections 4.1.1, 4.1.2 and 4.1.3 above, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this subsection 4.1.5 were determined by pro rata allocation or by any other method of allocation, which does not take account of the equitable considerations referred to in this subsection 4.1.5. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this subsection 4.1.5 from any person who was not guilty of such fraudulent misrepresentation.

ARTICLE V
MISCELLANEOUS

5.1 Notices. Any notice or communication under this Agreement must be in writing and given by (i) deposit in the United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested, (ii) delivery in person or by courier service providing evidence of delivery, or (iii) transmission by hand delivery, electronic mail, telecopy, telegram or facsimile. Each notice or communication that is mailed, delivered, or transmitted in the manner described above shall be deemed sufficiently given, served, sent, and received, in the case of mailed notices, on the third Business Day following the date on which it is mailed and, in the case of notices delivered by courier service, hand delivery, electronic mail, telecopy, telegram or facsimile, at such time as it is delivered to the addressee (with the delivery receipt or the affidavit of messenger) or at such time as delivery is refused by the addressee upon presentation. Any notice or communication under this Agreement must be addressed, if to the Company, to: 520 Newport Center Drive, Suite 470, Newport Beach, CA 92660, Attn: Michel Tamer, Chief Executive Officer, Email: tamer.m@northstrive.com, and, if to any Holder, at such Holder’s address or facsimile number as set forth in the Company’s books and records. Any party may change its address for notice at any time and from time to time by written notice to the other parties hereto, and such change of address shall become effective upon delivery of such notice as provided in this Section 5.1.

5.2 Assignment; No Third Party Beneficiaries.

5.2.1 This Agreement and the rights, duties and obligations of the Company hereunder may not be assigned or delegated by the Company in whole or in part.

5.2.2 A Holder may assign or delegate such Holder’s rights, duties or obligations under this Agreement, in whole or in part, to a Permitted Transferee who agrees to become bound by the terms of this Agreement and the transfer restrictions set forth in this Agreement.

5.2.3 This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties and its successors and the permitted assigns of the Holders, which shall include Permitted Transferees.

5.2.4 This Agreement shall not confer any rights or benefits on any persons that are not parties hereto, other than as expressly set forth in this Agreement and Section 4.1 hereof.

5.2.5 No assignment by any party hereto of such party’s rights, duties and obligations hereunder shall be binding upon or obligate the Company unless and until the Company shall have received (i) written notice of such assignment as provided in Section 5.1 hereof and (ii) the written agreement of the assignee, in a form reasonably satisfactory to the Company, to be bound by the terms and provisions of this Agreement (which may be accomplished by an addendum or certificate of joinder to this Agreement). Any transfer or assignment made other than as provided in this Section 5.2 shall be null and void.

5.3 Counterparts. This Agreement may be executed in multiple counterparts (including facsimile or PDF counterparts), each of which shall be deemed an original, and all of which together shall constitute the same instrument, but only one of which need be produced.

5.4 Governing Law; Venue. NOTWITHSTANDING THE PLACE WHERE THIS AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK AS APPLIED TO AGREEMENTS AMONG NEW YORK RESIDENTS ENTERED INTO AND TO BE PERFORMED ENTIRELY WITHIN NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS OF SUCH JURISDICTION AND (II) THE VENUE FOR ANY ACTION TAKEN WITH RESPECT TO THE AGREEMENT SHALL BE ANY STATE OR FEDERAL COURT IN NEW YORK COUNTY IN THE STATE OF NEW YORK.

EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND, THEREFORE, EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

5.5 Amendments and Modifications. Upon the written consent of the Company and the Holders of at least a majority in interest of the Registrable Securities at the time in question, compliance with any of the provisions, covenants and conditions set forth in this Agreement may be waived, or any of such provisions, covenants or conditions may be amended or modified; provided, however, that notwithstanding the foregoing, (a) any amendment hereto or waiver hereof that adversely affects one Holder, solely in his, her or its capacity as a holder of the shares of capital stock of the Company, in a manner that is materially different from the other Holders (in such capacity) shall require the consent of the Holder so affected and (b) any amendment hereto or waiver hereof that adversely affects the rights of the Holders of Amalgamation Consideration Shares or Debenture Exchange Shares, as a group, shall require the written consent of the Holders of a majority in interest of the Registrable Securities held by such Holders. No course of dealing between any Holder or the Company and any other party hereto or any failure or delay on the part of a Holder or the Company in exercising any rights or remedies under this Agreement shall operate as a waiver of any rights or remedies of any Holder or the Company. No single or partial exercise of any rights or remedies under this Agreement by a party shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or thereunder by such party.

5.6 Other Registration Rights. The Company represents and warrants that, except for registration rights granted pursuant to this Agreement, no person has any right to require the Company to register any securities of the Company for sale or to include such securities in any Registration filed by the Company for the sale of securities for its own account or for the account of any other person. The Company further represents and warrants that this Agreement amends, restates and supersedes the Prior Agreement in its entirety, and that in the event of any conflict between this Agreement and any other registration rights agreement, side letter or similar agreement, the terms of this Agreement shall prevail.

5.7 Term. This Agreement shall terminate upon the date as of which (i) all of the Registrable Securities have been sold pursuant to a Registration Statement (but in no event prior to the applicable period referred to in Section 4(a)(3) of the Securities Act and Rule 174 thereunder (or any successor rule promulgated thereafter by the Commission)) or (ii) the tenth (10th) anniversary of the Effective Date or (iii) the date as of which the Holders cease to hold any Registrable Securities. The provisions of Section 3.5 and Article IV shall survive any termination.

5.8 Joinder of Additional Holders. From and after the date hereof, each Lock-up Company Shareholder, each holder of Debenture Exchange Shares, Panthers and each other person entitled to Registrable Securities in connection with the Business Combination shall execute and deliver to the Company a joinder agreement in form reasonably satisfactory to the Company (each, a “Joinder”). Upon execution and delivery of a Joinder, such person shall become a party to this Agreement and shall be deemed a Holder for all purposes hereunder with respect to the Registrable Securities set forth therein, effective as of the Effective Date or such later date as such person acquires Registrable Securities, and shall be added to Schedule A. The Company shall maintain and update Schedule A to reflect each such Joinder.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

THE COMPANY:

Nuclea Energy Holding Inc.

By:
Name:	Michel Tamer
Title:	Chief Executive Officer

HOLDERS:

NORTHSTRIVE SPONSOR I LLC

By:
Name:	George Kovalyov
Title:	Managing Member

GB CAPITAL LTD.

By:
Name:	Graydon Bensler
Title:	Director

NORTHSTRIVE COMPANIES INC.

By:
Name:	Braeden Lichti
Title:	Chief Executive Officer

By:
Michel Tamer, individually

PANTHERS CAPITAL MANAGEMENT LLC

By:
Name:
Title:

[Signature Page to Amended and Restated Registration Rights Agreement]

By:
James Dawson, individually

By:
Dane May, individually

By:
Gust Kepler, individually

By:
Jeffrey Parry, individually

By:
George Kovalyov, individually

By:
David Goertz, individually

[Signature Page to Amended and Restated Registration Rights Agreement]

Schedule A

HOLDERS